Exhibit 10(g)(3)

                      RELEASE AND SETTLEMENT AGREEMENT

                      ---------------------------------



     This Agreement is between Frederic N. Finney (hereinafter "Employee")

and TUCSON ELECTRIC POWER COMPANY (hereinafter "the Company").  Employee has been employed by the Company, most recently as Senior Vice President and

Chief Administrative Officer.  The Company and Employee have mutually agreed that the employment relationship between Employee and the Company will cease,

effective November 1, 1994.  The Company and Employee desire to enter into the within agreement to compromise, release and settle those claims described herein relating to Employee's employment with the Company or the cessation thereof and any circumstances leading thereto.

     The Company and Employee hereby agree as follows:

     1.  Employee shall receive from the Company, in cash, payable on the first regular business day following January 1, 1995, the sum of  ($  ), less required withholdings.

     2.  Employee is a participant in the Company's Salaried Employment

Retirement Plan (the "Plan").  He has elected to retire under the Plan as of

November 1, 1994 (the "Retirement Date").  As an additional inducement, the

Company agrees to pay Employee a "Supplemental Pension" in the amount of($ ),

which shall be paid in cash, payable on the first regular business day following January 1, 1995.

     3.  Up until and including September 30, 1997, Employee shall have the right, under the Tucson Electric Power Company 1994 Stock and Incentive Plan,

to exercise any Options he holds on the Retirement Date, pursuant to the vesting schedule of such Options.

     4.  Employee shall have the right to use the Company's Employee

Assistance Program until September 30, 1995.

     5.  The Company shall reimburse Employee for the cost of one consultation session with the financial or tax advisor of Employee's choice.

Employee shall bear the cost of any additional sessions with such advisor.

     6.  Employee shall be entitled to receive compensation under the

Company's Short Term Incentive Compensation Program (the "Incentive Program")

for the year 1994, pro-rated to reflect his retirement on November 1, 1994.

Employee shall receive 10/12ths of the compensation which would have been payable to him under the Incentive Program for 1994 had he been employed for the entire year.

     7.  For and in consideration of the mutual covenants herein, including the cash payment to Employee, and the Supplemental Pension, all of which are described above, Employee agrees to compromise, release and fully and forever discharge the Company, including, but not in limitation thereof, all directors, officers, employees, agents, or attorneys thereof, from any and all claims of whatever kind or nature, and however arising, including, but not in limitation thereof, all claims for personal injury (including all claims for medical treatment related thereto), pain and suffering, mental anguish, humiliation or embarrassment, loss or diminution of self or professional esteem, reputation, or any and all claims of whatever kind or nature, arising out of, resulting from or concerning Employee's employment with the Company or Employee's cessation of employment with the Company or the circumstances leading thereto.

     8.  This compromise, release and discharge shall specifically include,

and shall constitute a knowing and voluntary waiver of, any and all claims,

of whatever kind or nature, and however arising, Employee has or may have pursuant to or under the Age Discrimination in Employment Act of 1967

(hereinafter "ADEA"), 29 U.S.C. Section 621, et seq., the Civil Rights Act of

                                             -- ---

1964, 42 U.S.C. Section 2000e, et seq., the Civil Rights Restoration Act, 20

                               -- ---

U.S.C. Section 1681, et seq., and any and all statutes of a similar nature or

                     -- ---

import, or concerning the same subject matter, whether federal statutes or those of the State of Arizona, including specifically, but not in limitation thereof, the Arizona Civil Rights Act, A.R.S. Section 41-1441 et seq.

                                                              -- ---

     9.  In connection with any waiver of any potential claims under the

ADEA, Employee further expressly acknowledges and agrees:

       (a)  Employee's waiver only extends to rights or claims under the ADEA that have arisen on or before the date of this Agreement;

       (b)  In return for this Agreement, Employee will receive compensation beyond that which he was already entitled to receive before entering into this Agreement;

       (c)  Employee was orally advised by Doug Douglas and is hereby advised in writing by this Agreement to consult with an attorney of his choice before signing this Agreement;

       (d)  Employee was given a copy of this Agreement on October 13, 1994,

     and informed that he had 21 days within which to consider the Agreement;

     and

       (e)  Employee was informed that he has seven days following the date of execution of the Agreement in which to revoke the Agreement and the

     Agreement will not be effective or enforceable until the revocation period has expired.

     10.  This compromise, release and discharge shall also specifically include any and all claims, of whatever kind or nature, and however arising,

and however characterized, for wrongful discharge or breach of any express or implied employment agreement, whether arising under the law of the United

States, the State of Arizona, or otherwise.

     11.  This compromise, release and discharge shall also specifically include, and shall constitute a knowing and voluntary waiver of, any and all claims, of whatsoever kind or nature, and however arising, Employee has or may have pursuant to or under the Employment Security Laws of the State of

Arizona, A.R.S. Section 23-601 et seq., and Employee specifically

                               -- ---

acknowledges and agrees that the payment to him of the amounts as set forth above adequately and fully compensates him for his cessation of employment from the Company and that he will not file for or make any claim for unemployment compensation benefits under A.R.S. Section 23-772, or otherwise.

     12.  Employee further acknowledges, agrees and warrants that the release and settlement given by him herein, is done knowingly, and voluntarily, that he has had the opportunity to fully consider and understand the terms of this release and settlement, and does fully understand the terms of this release and settlement.  Employee further acknowledges that no representations or coercion of any kind have been made or used to induce him to enter into this release and settlement, and that the mutual considerations herein for this release and settlement are fair and are fully satisfactory to him.  Employee further acknowledges that he freely, voluntarily and knowingly executes this release and settlement, fully realizing that he hereby compromises, releases and settles all aforementioned claims which he may have against the Company.

     13.  This release and settlement shall be binding upon, and the benefits shall accrue to the heirs, representatives, successors and assigns of the parties hereto.

     14.  Employee understands that this release and settlement shall not be effective until seven days from the date written below, and that he may change his mind and revoke this release and settlement within that seven day period, but that after that seven day period, or no later than November 4,

1994, this release and settlement shall be fully binding and effective.

     15. The parties hereto hereby sign and execute this release and settlement agreement this 27th day of October, 1994.




                                      ------------------------------------
                                      Frederic N. Finney



                              TUCSON ELECTRIC POWER COMPANY

                              By
                                ------------------------------
                                Its Manager, Human Resources


STATE OF ARIZONA)
                ) ss.
COUNTY OF PIMA  )

     The foregoing instrument was acknowledged before me by Frederic N. Finney this 27th day of October, 1994.


- -----------------------------------
                                     Notary Public
My Commission Expires:

- -----------------------------------



STATE OF ARIZONA)
                ) ss.
COUNTY OF PIMA  )

     The foregoing instrument was acknowledged before me this 27th day of October, 1994, by Doug Douglas, Manager, Human Resources of Tucson Electric Power Company, an Arizona corporation, on behalf of the corporation.



- --------------------------
                                       Notary Public
My Commission Expires:

- -----------------------




ENDORSEMENT
                                 ------------------------
     I, Frederic N. Finney, hereby acknowledge that I was given 21 days to consider the foregoing Agreement and voluntarily chose to sign the Agreement prior to the expiration of the 21-day period.



     I declare under penalty of perjury under the laws of the State of

Arizona that the foregoing is true and correct.



     EXECUTED this 27th day of October, 1994, at Pima County, Arizona.








                                   -------------------------
                                     Frederic N. Finney